                                                                 Exhibit 10.3(b)


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of October 10, 2002, is made by and among FREEMARKETS, INC., a Delaware corporation (the "Borrower"), the Banks (as hereinafter defined), SILICON VALLEY BANK, individually and in its capacity as Syndication Agent (the "Syndication Agent"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (hereinafter referred to in such capacity as the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, reference is made to that certain Credit Agreement, dated as of November 3, 2000, by and among Borrower, the Banks from time to time party thereto (the "Banks"), the Syndication Agent, and the Agent, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, and a Third Amendment thereto dated as of October 31, 2001 (as so amended, the "Credit Agreement"); and

                  WHEREAS, the parties hereto desire to amend certain terms thereof as hereinafter provided.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

                  Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2. Amendment of Credit Agreement.

                  The definition of "Expiration Date" as set forth in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Expiration Date shall mean, with respect to the Revolving Credit Commitments, December 30, 2002, as such date may be hereafter extended in accordance with Section 2.10 hereof.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Banks, the Syndication Agent, and the Agent that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) no Event of Default or Potential Event of Default has occurred and is continuing or would result from the making of this Amendment, (c) the representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties which relate solely to an earlier date or time), and (d) the Credit Agreement (as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, and this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

4. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

         A. Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks the reasonable costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

         B. No Default. As of the date hereof, no Event of Default or Potential Default has occurred and is continuing and Borrower by executing this Amendment confirms the same and also confirms the accuracy of the representations and warranties in Section 3 above.

         C. Confirmation of Guaranty. Each of the Guarantors shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit A.

         D. Execution by the Banks and the Loan Parties. The Agent shall have received from the Borrower, each Guarantor, and the Banks an executed original of this Amendment.

This Amendment shall become effective when it has been executed by the Loan Parties and the Banks and each of the other conditions set forth in this Section 4 has been satisfied.

5. Amendment. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. No novation is intended or shall occur by or as a result of this Amendment.

6. Force and Effect. Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

7. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

8. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 3 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]


         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.


ATTEST:                                 FREEMARKETS, INC.


                                        By:  /s/ Joan Hooper            [Seal]
-------------------------------             -----------------------------
Name:                                   Name:    Joan Hooper
      -------------------------               ---------------------------
Title:                                  Title:   Executive VP & CFO
       ------------------------               ---------------------------

         [SIGNATURE PAGE 2 OF 3 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent



                                        By:   /s/ Thomas A. Majewski
                                            -----------------------------------
                                        Name:     Thomas A. Majewski
                                              ---------------------------------
                                        Title:    Vice President
                                              ---------------------------------

         [SIGNATURE PAGE 3 OF 3 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]


                                        SILICON VALLEY BANK, individually
                                        and as Syndication Agent



                                        By:   /s/ R. B. Hamilton
                                            ----------------------------------
                                        Name:     Robert B. Hamilton
                                              --------------------------------
                                        Title:    Vice President
                                              --------------------------------

                                    EXHIBIT A

                            CONFIRMATION OF GUARANTY


                                October 10, 2002


To:      FreeMarkets Investment Company, Inc. ("Guarantor")

         Reference is made to that certain Credit Agreement, dated as of November 3, 2000, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, and the Fourth Amendment (as defined below) (the "Credit Agreement"), by and among FreeMarkets, Inc., a Delaware corporation (the "Borrower"), the Banks from time to time party thereto (the "Banks"), Silicon Valley Bank, individually and in its capacity as Syndication Agent and PNC Bank, National Association, as administrative agent for the Banks ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

         The Borrower has requested that the Banks and the Agent enter into that certain Fourth Amendment to the Credit Agreement, dated as of the date hereof (the "Fourth Amendment"), a copy of which has been delivered to each Loan Party.

         This letter agreement will confirm that the Guarantor has read and understands the Fourth Amendment. In order to induce the Banks and the Agent to enter into that Fourth Amendment, the Guarantor hereby consents to the Fourth Amendment and all prior amendments described above and ratifies and confirms its respective obligations under each of the Loan Documents (including all exhibits and schedules thereto) to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Security Agreement to which it is a party. The Guarantor hereby acknowledges and agrees that nothing contained in any of the Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations of the Loan Parties under the Credit Agreement or any other Loan Document.

                                        Very truly yours,

                                        PNC BANK, NATIONAL ASSOCIATION, as Agent


                                        By: /s/ Thomas A. Majewski
                                            -----------------------------------

                   [SIGNATURE PAGE TO CONFIRMATION OF GUARANTY
                            DATED OCTOBER 10, 2002]




Intending to be legally bound
hereby, the undersigned has
accepted and agreed to the
foregoing as of the date and
year first above written.


GUARANTOR:

FREEMARKETS INVESTMENT COMPANY, INC.



By: /s/ Gerard J. Bernard
    --------------------------------
Name:  Gerard J. Bernard
      ------------------------------
Title: President
      ------------------------------